                                                                  CONFORMED COPY

                   AMENDMENT No. 1 AND AGREEMENT dated as of December 21, 2001
              (this "Amendment"), with respect to the Credit Agreement dated as of November 28, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Metaldyne Corporation, a Delaware corporation, formerly known as MascoTech, Inc. ("Holdings"), Metaldyne Company LLC, a Delaware limited liability company, formerly known as Metalync Company LLC (the "Parent Borrower"), the Subsidiary Term Borrowers (as defined in the Credit Agreement) party thereto, the Foreign Subsidiary Borrowers (as defined in the Credit Agreement) party thereto (the Foreign Subsidiary Borrowers, together with the Parent Borrower and the Subsidiary Term Borrowers, being referred to as the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), JPMorgan Chase Bank, a New York banking corporation, formerly known as The Chase Manhattan Bank, as administrative agent, collateral agent, swingline lender and issuing bank, Credit Suisse First Boston, as syndication agent, Comerica Bank, as documentation agent, First Union National Bank, as documentation agent, National City Bank, as documentation agent, and Bank One, NA, as documentation agent.

         A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend additional credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

         B. Holdings and the Borrowers have requested that the Required Lenders agree to the terms as set forth herein and agree to amend certain provisions of the Credit Agreement as set forth herein.

         C. The Required Lenders are willing so to agree and to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

         D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. Amendments to Section 1.01. (a) The definition of the term "Additional Acquisition Indebtedness" is hereby amended by (i) deleting the text "and" immediately before clause (f) of the first sentence of such definition and replacing it with a comma, (ii) adding the text "and (g) except when the proceeds of such Indebtedness are used to prepay then outstanding Incremental Term Loans pursuant to Section 2.11(e), (i) the Convertible Debentures and any outstanding Shareholder Loans shall have been indefeasibly paid in full with proceeds from Permitted Subordinated Indebtedness and the obligations thereunder shall have been terminated and (ii) such Indebtedness shall not be incurred prior to January 1, 2003" immediately after clause (f) of the first sentence of such definition and (iii) deleting the text "and (f)" in clause (iii) of the first proviso to the second sentence of such definition and replacing it with the text ", (f) and (g)".

         (b) The definition of the term "Applicable Rate" is hereby amended by
(i) deleting the text "3.00%" in clause (a)(i) of such definition and replacing it with the text "3.50%", (ii) deleting the text "4.00%" in clause (a)(ii) of such definition and replacing it with the text "4.50%", (iii) deleting the text "2.25%" under the captions "Category 1" and "ABR Spread" in the first table in such definition and replacing it with the text "2.75%" and (iv) deleting the text "3.25%" under the captions "Category 1" and "Eurocurrency Spread" in the first table in such definition and replacing it with the text "3.75%".

         (c) The definition of the term "Consolidated EBITDA" is hereby amended by (i) deleting the text "and" immediately after clause (a)(xv) of the first sentence of such definition and replacing it with a comma and (ii) adding the text "and (xvii) solely for purposes of determining compliance with Section 6.14, with respect to the fiscal quarter ending on December 31, 2001, fees paid pursuant to Section 18 of Amendment No. 1 to this Agreement" immediately after clause (a)(xvi) of the first sentence of such definition.

         (d) The definition of the term "Net Proceeds" is hereby amended by (i) inserting the text "(i)" immediately after the text "set forth above," in the last sentence of such definition and (ii) adding the text "and (ii) the proceeds of any sale, transfer or other disposition of receivables (or any interest therein) pursuant to any European Factoring Arrangement shall constitute Net Proceeds only to the extent such proceeds can be repatriated to the United States without adverse tax consequences to the Parent Borrower or any Subsidiary" immediately after the text "deemed to constitute Net Proceeds" in the last sentence of such definition.

         (e) The definition of the term "Permitted Acquisition Amount" is hereby amended by deleting the first sentence of such definition and replacing it with the following sentence:

         "Permitted Acquisition Amount" means (a) zero at any time prior to (i) the date on which the Convertible Debentures and any outstanding Shareholder Loans are indefeasibly paid in full with proceeds from Permitted Subordinated Indebtedness and the obligations thereunder are terminated and (ii) January 1, 2003, and (b) $75,000,000 at any time thereafter.

         (f) The definition of the term "Prepayment Event" is hereby amended by adding the text "and a European Factoring Arrangement" immediately after the text "pursuant to a sale and leaseback transaction" in the parenthetical in clause (a) of such definition.

         (g) The definition of the term "Specified Permitted Unsecured Indebtedness" is hereby amended by deleting the text "250,000,000" immediately after the text "not to exceed at any time" in the first sentence of such definition and replacing it with the text "$245,000,000".

         (h) The definition of the term "Swingline Lender" is hereby amended by adding the text ", and Comerica Bank, in its capacity as lender of Swingline Loans hereunder. References herein and in the other Loan Documents to the Swingline Lender shall be deemed to refer to the Swingline Lender in respect of the applicable Swingline Loan or to all Swingline Lenders, as the context requires." immediately after the text "lender of Swingline Loans hereunder" in such definition.

         (i) The definition of the term "Total Indebtedness" is hereby amended by (i) adding the text "(i)" immediately after the text "provided further that" in such definition, (ii) adding the text ", (ii) for purposes of clause (a) above, the term "Indebtedness" shall include the aggregate principal amount of Convertible Debentures and Shareholder Loans then outstanding, without giving effect to any discounts that would reduce the amount of Convertible

Debentures and Shareholder Loans that would be reflected on a balance sheet as of such date on a consolidated basis in accordance with GAAP, (iii) solely for purposes of determining compliance with Section 6.14 for the testing period ending on December 31, 2001, for purposes of clause (a) above, the term "Indebtedness" shall not include Indebtedness incurred to pay the fees payable pursuant to Section 18 of Amendment No. 1 to this Agreement and (iv) solely for purposes of determining compliance with Section 6.14 for the testing period ending on December 31, 2001, "Total Indebtedness" for the fiscal quarter ending on December 31, 2001, shall be determined by deeming any prepayment of Term Loans made (x) with Net Proceeds resulting from any sale and leaseback transaction permitted under Section 6.06(b) and (y) prior to February 15, 2002, to have been made in the fiscal quarter ending on December 31, 2001" immediately after the text "in respect of the Permitted Receivables Financing" in the second proviso to such definition.

         (j) Section 1.01 of the Credit Agreement is hereby amended by adding the defined term "European Factoring Arrangement" in the appropriate alphabetical order to read in its entirety as follows:

         "European Factoring Arrangement" means any factoring arrangement entered into by the Parent Borrower or any Subsidiary with respect to accounts receivable of such entity that are held in Europe; provided that (a) the aggregate uncollected balances of such accounts receivable shall not exceed $15,000,000 at any time outstanding and (b) any such arrangement is non-recourse to the Parent Borrower and its Subsidiaries other than on a customary basis for such arrangements, such as (i) repurchases of non-eligible receivables thereunder and (ii) indemnifications for losses other than credit losses related to the receivables sold in such arrangement.

         SECTION 2. Amendment to Section 2.01(b). Section 2.01(b) of the Credit Agreement is hereby amended by deleting the text "250,000,000" in the last sentence of such Section and replacing it with the text "245,000,000".

         SECTION 3. Amendment to Section 2.11(d). Section 2.11(d) of the Credit Agreement is hereby amended by adding the text "(other than (i) a sale and leaseback transaction permitted pursuant to Section 6.06(b) and (ii) a sale, transfer or other disposition of receivables (or any interest therein) pursuant to a European Factoring Arrangement)" immediately after the text "clause (a) of the definition of the term Prepayment Event" in the proviso to such Section.

         SECTION 4. Amendment to Section 5.01(a). Section 5.01(a) of the Credit Agreement is hereby amended by adding the text ", other than any change in the application of GAAP due solely to Holdings', the Parent Borrower's and the Subsidiaries' transition from "recapitalization accounting" to "purchase accounting"" immediately after the text "in accordance with GAAP consistently applied" in such Section.

         SECTION 5. Amendments to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by (a) deleting the text "and" immediately after paragraph (g) of such Section, (b) deleting the period at the end of paragraph
(h) of such Section and replacing it with the text "; and" and (c) adding the following new paragraph (i) immediately after paragraph (h) of such Section:

         (i) Liens on equipment with an orderly liquidation value of not more than $13,000,000 securing obligations under leases expressly permitted under
Section 6.06(b)(ii); provided that, with respect to each such lease, such equipment and its aggregate orderly liquidation value shall be specified on a schedule delivered to the Administrative Agent by the Parent Borrower no later than three Business Days prior to the Parent Borrower's or any Subsidiary's entering into such lease.

         SECTION 6. Amendment to Section 6.03(c). Section 6.03(c) of the Credit Agreement is hereby amended by deleting the text "and (vi)" in such Section and replacing it with the text ", (vi) performing its obligations under guarantees in respect of sale and leaseback transactions permitted by Section 6.06 and
(vii)".

         SECTION 7. Amendments to Section 6.05. Section 6.05 of the Credit Agreement is hereby amended by (a) deleting the text "and" at the end of clause
(j) of such Section, (b) adding the text "and" immediately after the semicolon at the end of clause (k) of such Section and (c) adding the following new clause
(l) immediately after clause (k) of such Section:

         (l) sales of accounts receivable and related assets pursuant to a European Factoring Arrangement;

         SECTION 8. Amendment to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended by deleting the text "and (b)" immediately following the text "permitted by Section 6.01(a)(xi)" and replacing it with the text ",

(b) in the case of property owned as of December 18, 2001, (i) any such sale of any fixed or capital assets that is made for cash consideration in an aggregate amount not less than the fair market value of such fixed or capital assets not to exceed $50,000,000 in the aggregate and (ii) any such sale of any fixed or capital assets that is made for cash consideration in an aggregate amount not less than an amount equal to 85% of the orderly liquidation value of such fixed or capital assets not to exceed $25,000,000 in the aggregate, so long as, in each case, the Capital Lease Obligations (if any) associated therewith are permitted by Section 6.01(a)(xi) and (c)".

         SECTION 9. Amendments to Section 6.08(a). Section 6.08(a) of the Credit Agreement is hereby amended by (a) adding the text "(i)" immediately after the text "provided that," in clause (vi) of such Section and (b) adding the text "and (ii) in the case of the amount due in January 2002, in respect of restricted stock granted pursuant to the Restricted Stock Obligation, Holdings may pay no more than 40% of such amount in cash, and the balance of such amount may be paid on the earlier of (A) January 1, 2003, (B) the first date following January 15, 2002, on which the Leverage Ratio is less than the applicable ratio that Holdings and the Parent Borrower are obligated to maintain at such time pursuant to Section 6.14 minus 0.50 and (C) the date on which the Convertible Debentures are refinanced or replaced" immediately after the text "shall have occurred and be continuing" in clause (vi) of such Section.

         SECTION 10. Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby amended by deleting the second, third and fourth lines of the table at the end of such Section and replacing them with the following text:

         December 31, 2001, to September 29, 2002 5.00 to 1.00
         September 30, 2002, to December 30, 2002 4.75 to 1.00
         December 31, 2002, to March 30, 2003 4.25 to 1.00

         SECTION 11. Amendment to Section 6.l6. Section 6.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 6.16. Consolidated Lease Expense. Neither Holdings nor the Parent Borrower will permit Consolidated Lease Expense associated with Capital Expenditures to exceed 30% of Capital Expenditures for such fiscal year.

         SECTION 12. Amendments to the Interest Rates Specified in the Incremental Term Loan Activation Notice dated as of December 15, 2000. The interest rates specified in the Incremental Term Loan Activation Notice dated as of December 15, 2000, among the Parent Borrower and the Incremental Lenders party thereto are hereby amended by (a) deleting the text "3.25%" in clause (iii)(A) of the last paragraph thereof and replacing it with the text "3.50%" and (b) deleting the text "4.25%" in clause
(iii)(B) of the last paragraph thereof and replacing it with the text "4.50%".

         SECTION 13. Amendments to the Interest Rates Specified in the Incremental Term Loan Activation Notice dated as of June 21, 2001. The interest rates specified in the Incremental Term Loan Activation Notice dated as of June 21, 2001, among the Parent Borrower and the Incremental Lenders party thereto are hereby amended by (a) deleting the text "3.25%" in clause (ii)(A) of the last paragraph thereof and replacing it with the text "3.50%" and (b) deleting the text "4.25%" in clause (ii)(B) of the last paragraph thereof and replacing it with the text "4.50%".

         SECTION 14. Amendment to Security Agreement. The defined term "Excluded Assets" in Section 1.02 of the Security Agreement is hereby amended by (a) deleting the text "and" immediately before clause (c) of such definition and replacing it with a comma and (b) adding the text "and (d) assets subject to Liens expressly permitted under Section 6.02(i) of the Credit Agreement" immediately after clause (c) of such definition.

         SECTION 15. Agreement. The Parent Borrower hereby agrees that concurrently with the delivery of the certificate required by Section 5.01(c) in respect of the testing period ending on December 31, 2001, the Parent Borrower shall also deliver to the Administrative Agent and each Lender a certificate of a Financial Officer of the Parent Borrower, which certificate shall be accompanied by a letter from PriceWaterhouse Coopers LLP ("PWC") confirming PWC's review of such certificate, certifying the aggregate impact on Consolidated EBITDA for each fiscal quarter of the fiscal year ending on December 31, 2001, resulting from Holdings', the Parent Borrower's and the Subsidiaries' transition from "recapitalization accounting" to "purchase accounting".

         SECTION 16. Acknowledgment. Subject only to effectiveness of this Amendment, each of Holdings and the Parent Borrower (on behalf of itself and each of its Subsidiaries) hereby acknowledges that (a) the amount of Specified Permitted Unsecured Indebtedness that is permitted to be incurred or assumed by Holdings, the Parent Borrower or any Subsidiary pursuant to the Credit Agreement is zero and (b) the amount of Incremental Term Loans that is available to be borrowed by the Parent Borrower pursuant to the Credit Agreement is zero.

         SECTION 17. Representations and Warranties. Each of Holdings and the Borrowers party hereto represents and warrants to the Administrative Agent and the Lenders that:

         (a) this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         (b) on the date hereof, the representations and warranties set forth in
    Article III of the Credit Agreement are and will be true and correct with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

         (c) on the date hereof, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         SECTION 18. Amendment Fee. In consideration of the agreements of the Required Lenders contained in this Amendment, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on December 21, 2001, an amendment fee (the "Amendment Fee") in an amount equal to an agreed upon percentage of the sum of such Lender's outstanding Term Loans and Revolving Commitments as of such date.

         SECTION 19. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when (i) the Administrative Agent shall have received (x) counterparts of this Amendment that, when taken together, bear the signatures of each of Holdings, the Borrowers listed on
Schedule 1 hereto and the Required Lenders and (y) the Amendment Fees and (ii) a certificate of an officer of the Parent Borrower shall have been delivered to the Administrative Agent to the effect that the representations and warranties set forth in Section 17 hereof are true and correct.

         SECTION 20. Credit Agreement. Except as specifically provided hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to any Loan Document shall mean such Loan Document as modified hereby. This Amendment shall be a Loan Document for all purposes.

         SECTION 21. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 22. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 23. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   METALDYNE CORPORATION,

                                       by  /s/ Timothy D. Lelliette
                                           -----------------------------
                                           Name:  Timothy D. Lelliette
                                           Title: Officer


                                   METALDYNE COMPANY LLC,

                                       by  /s/ Timothy D. Lelliette
                                           -----------------------------
                                           Name:  Timothy D. Lelliette
                                           Title: Officer


                                   THE SUBSIDIARIES LISTED ON
                                   SCHEDULE 1 HERETO,

                                       by  /s/ Timothy D. Lelliette
                                           -----------------------------
                                           Name:  Timothy D. Lelliette
                                           Title:  Officer


                                   JPMORGAN CHASE BANK,
                                   individually and as
                                   Administrative Agent,
                                   Collateral Agent and Swingline
                                   Lender,

                                       by  /s/ Rick W.  Duker
                                           -----------------------------
                                           Name:  Rick W. Duker
                                           Title: Vice President

                                   CREDIT SUISSE FIRST BOSTON,
                                   individually and as
                                   Syndication Agent,

                                   by  /s/ Mark E. Gleason
                                      --------------------------------------
                                       Name:  Mark E. Gleason
                                       Title: Director

                                   by  /s/ Ian W. Nalitt
                                      --------------------------------------
                                       Name:  Ian W. Nalitt
                                       Title: Associate


                                   COMERICA BANK, individually
                                   and as Documentation Agent and
                                   Swingline Lender,

                                   by /s/ Heather M. Hollidge
                                      -------------------------------------
                                      Name:  Heather M. Hollidge
                                      Title: Associate


                                   FIRST UNION NATIONAL BANK,
                                   individually and as
                                   Documentation Agent,

                                   by  /s/ Frederick E. Blumer
                                      --------------------------------------
                                       Name:  Frederick E. Blumer
                                       Title: Vice President


                                   NATIONAL CITY BANK,
                                   individually and as
                                   Documentation Agent,

                                   by  /s/ Russell H. Liebetrau, Jr.
                                      --------------------------------------
                                       Name:  Russell H. Liebetrau, Jr.
                                       Title: Senior Vice President

                                   BANK ONE, NA, individually and
                                   as Documentation Agent,

                                   by  /s/ William J. Maxbauer
                                      --------------------------------------
                                       Name:  William J. Maxbauer
                                       Title: Director

                                   SIGNATURE PAGE TO AMENDMENT NO. 1 AND
                                   AGREEMENT DATED AS OF DECEMBER 21, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 28, 2000, AMONG METALDYNE CORPORATION, METALDYNE COMPANY LLC, THE SUBSIDIARY TERM BORROWERS, THE FOREIGN SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK, CREDIT SUISSE FIRST BOSTON, AS SYNDICATION AGENT, COMERICA BANK, AS DOCUMENTATION AGENT, FIRST UNION NATIONAL BANK, AS DOCUMENTATION AGENT, NATIONAL CITY BANK, AS DOCUMENTATION AGENT, AND BANK ONE, NA, AS DOCUMENTATION AGENT.


                                   NAME OF INSTITUTION:


                                   BLUE SQUARE FUNDING SERIES 3
                                   By: Bankers Trust Company, as
                                   Trustee

                                   by  /s/ Susan Anderson
                                       -------------------------------------
                                       Name:  Suan Anderson
                                       Title: Assistant Vice President



                                   ELF FUNDING TRUST I
                                   By: Highland Capital
                                   Management, L.P.
                                   As Collateral Manager

                                   by /s/ Todd Travers
                                      -------------------------------------
                                      Name: Todd
                                      Title: Senior Portfolio Manager

                                   EMERALD ORCHARD LIMITED

                                   by /s/ Dana Schwalie
                                      -------------------------------------
                                      Name:  Dana Schwalie
                                      Title: Attorney In Fact



                                   GLENEAGLES TRADING LLC

                                   by /s/ Diana L. Mushill
                                      -------------------------------------
                                      Name:  Diana L. Mushill
                                      Title: Assistant Vice President



                                   HIGHLAND LEGACY LIMITED
                                   By: Highland Capital
                                   Management, L.P.
                                   As Collateral Manager

                                   by /s/ Todd Travers
                                      -------------------------------------
                                      Name:  Todd
                                      Title: Senior Portfolio Manager


                                   HIGHLAND LOAN FUNDING V LTD.
                                   By:  Highland Capital
                                   Management, L.P.
                                   As Collateral Manager

                                   by /s/ Todd Travers
                                      -------------------------------------
                                      Name:  Todd
                                      Title: Senior Portfolio Manager



                                   KZH HIGHLAND-2 LLC

                                   by /s/ Susan Lee
                                      -------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                   KZH PAMCO LLC

                                   by /s/ Susan Lee
                                      -------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent



                                   PAM CAPITAL FUNDING L.P.
                                   By: Highland Capital
                                   Management, L.P.
                                   As Collateral Manager

                                   by /s/ Todd Travers
                                      -------------------------------------
                                      Name:  Todd
                                      Title: Senior Portfolio Manager



                                   PAMCO CAYMAN LTD.
                                   By: Highland Capital
                                   Management, L.P.
                                   As Collateral Manager

                                   by /s/ Todd Travers
                                      -------------------------------------
                                      Name:  Todd Travers
                                      Title: Senior Portfolio Manager



                                   SL LOANS LIMITED
                                   By: Highland Capital
                                   Management, L.P.
                                   As Attorney-in-Fact

                                   by /s/ Todd Travers
                                      -------------------------------------
                                      Name:  Todd Travers
                                      Title: Senior Portfolio Management

                                   SRV-HIGHLAND, INC.

                                   by /s/ Diana L. Mushill
                                      -------------------------------------
                                      Name:  Diana L. Mushill
                                      Title: Asst. Vice President



                                   DRESDNER BANK AG NEW YORK AND
                                   GRAND CAYMAN BRANCHES

                                   by /s/ Faraaz Kamran
                                      -------------------------------------
                                      Name:  Faraaz Kamran
                                      Title: Assistant Vice President

                                   by /s/ Gabriela Fields
                                      -------------------------------------
                                      Name:  Gabriela Fields
                                      Title: Associate



                                   BNP PARIBAS

                                   by /s/ Douglas R. Gouchoe
                                      -------------------------------------
                                      Name:  Douglas R. Gouchoe
                                      Title: Managing Director

                                   by /s/ Richard Cushing
                                      -------------------------------------
                                      Name:  Richard Cushing
                                      Title: Managing Director



                                   THE BANK OF NOVA SCOTIA

                                   by /s/ A.S. Norsworthy
                                      -------------------------------------
                                      Name:  A.S. Norsworthy
                                      Title: Sr. Team Leader - Loan Operations

                                   CITADEL HILL 2000 LTD.

                                   by /s/ Nick Karsiotis
                                      -------------------------------------
                                      Name:   Nick Karsiotis
                                      Title:  Authorized Signatory



                                   FLEET NATIONAL BANK

                                   by /s/ Michael McDermott
                                      -------------------------------------
                                      Name:  Michael McDermott
                                      Title: Managing Director



                                   FIRST DOMINION FUNDING I

                                   by /s/ David H. Lerner
                                      -------------------------------------
                                      Name:   David H. Lerner
                                      Title:  Authorized Signatory



                                   FIRST DOMINION FUNDING II

                                   by /s/ David H. Lerner
                                      -------------------------------------
                                      Name:   David H. Lerner
                                      Title:  Authorized Signatory



                                   FIRST DOMINION FUNDING III

                                   by /s/ David H. Lerner
                                      -------------------------------------
                                      Name:   David H. Lerner
                                      Title:  Authorized Signatory

                                   GSC PERTNERS CDO FUND II,
                                   LIMITED

                                   by /s/ Thomas L. Libassi
                                      -------------------------------------
                                      Name:  Thomas J. Libassi
                                      Title: Managing Director



                                   GSC PERTNERS CDO FUND III,
                                   LIMITED

                                   by /s/ Thomas L. Libassi
                                      -------------------------------------
                                      Name:  Thomas J. Libassi
                                      Title: Managing Director



                                   GSC PERTNERS CDO FUND, LIMITED

                                   by /s/ Thomas L. Libassi
                                      -------------------------------------
                                      Name:  Thomas J. Libassi
                                      Title: Managing Director



                                   INDOSUEZ CAPITAL FUNDING IIA,
                                   LIMITED
                                   By: Indosuez Capital, as
                                   Portfolio Advisor

                                   by /s/ Andrew Brady
                                      -------------------------------------
                                      Name:  Andrew Brady
                                      Title: Vice President



                                   INDOSUEZ CAPITAL FUNDING III,
                                   LIMITED
                                   By: Indosuez Capital, as
                                   Portfolio Advisor

                                   by /s/ Andrew Brady
                                      -------------------------------------
                                      Name:  Andrew Brady
                                      Title: Vice President

                                   INDOSUEZ CAPITAL FUNDING IV,
                                   L.P.,
                                   By: RBC Leveraged Capital as
                                   Portfolio Manager

                                   by /s/ Melissa Marano
                                      -------------------------------------
                                      Name:  Melissa Marano
                                      Title: Director




                                   INDOSUEZ CAPITAL FUNDING III,
                                   LIMITED
                                   By: Indosuez Capital, as
                                   Portfolio Advisor

                                   by /s/ Andrew Brady
                                      -------------------------------------
                                      Name:  Andrew Brady
                                      Title: Vice President



                                   EATON VANCE CDO II, LTD.
                                   By: Eaton Vance Managment as
                                   Investment Advisor

                                   by /s/ Scott H. Page
                                      -------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President



                                   EATON VANCE CDO III, LTD.
                                   By: Eaton Vance Managment as
                                   Investment Advisor

                                   by /s/ Scott H. Page
                                      -------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President

                                   EATON VANCE CDO IV, LTD.
                                   By: Eaton Vance Managment as
                                   Investment Advisor

                                   by /s/ Scott H. Page
                                      -------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President



                                   EATON VANCE SENIOR INCOME
                                   TRUST
                                   By: Eaton Vance Managment as
                                   Investment Advisor

                                   by /s/ Scott H. Page
                                      -------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President




                                   OXFORD STRATEGIC INCOME FUND
                                   By: Eaton Vance Managment as
                                   Investment Advisor

                                   by /s/ Scott H. Page
                                      -------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President



                                   SENIOR DEBT PORTFOLIO

                                   by /s/ Scott H. Page
                                      -------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President



                                   FRANKLIN CLO I, LIMITED

                                   by /s/ Chauncey Lufkin
                                      -------------------------------------
                                      Name:  Chauncey Lufkin
                                      Title: Vice President

                                   FRANKLIN FLOATING RATE TRUST

                                   by /s/ Chauncey Lufkin
                                      -------------------------------------
                                      Name:  Chauncey Lufkin
                                      Title: Vice President



                                   AERIES FINANCE-II LTD.
                                   By: INVESCO Senior Secured
                                   Management, Inc.
                                   As Sub-Managing Agent

                                   by /s/ Joseph Rotondo
                                      -------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory



                                   AIM FLOATING RATE FUND
                                   By: INVESCO Senior Secured
                                   Management, Inc.
                                   As Attorney in fact

                                   by /s/ Joseph Rotondo
                                      -------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory



                                   AMARA-1 FINANCE, LTD. LTD.
                                   By: INVESCO Senior Secured
                                   Management, Inc.
                                   As Sub-Advisor

                                   by /s/ Joseph Rotondo
                                      -------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory

                                   AMARA 2 FINANCE, LTD.
                                   By: INVESCO Senior Secured
                                   Management, Inc.
                                   As Sub-Advisor

                                   by /s/ Joseph Rotondo
                                      -------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory



                                   AVALON CAPITAL LTD.
                                   By: INVESCO Senior Secured
                                   Management, Inc.
                                   As Portfolio Advisor

                                   by /s/ Joseph Rotondo
                                      -------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory



                                   AVALON CAPITAL LTD. 2
                                   By: INVESCO Senior Secured
                                   Management, Inc.
                                   As Portfolio Advisor

                                   by /s/ Joseph Rotondo
                                      -------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory



                                   CERES II FINANCE LTD.
                                   By: INVESCO Senior Secured
                                   Management, Inc.
                                   As Sub-Managing Agent
                                   (Financial)

                                   by /s/ Joseph Rotondo
                                      -------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory

                                   CHARTER VIEW PORTFOLIO
                                   By: INVESCO Senior Secured
                                   Management, Inc.
                                   As Investment Advisor

                                   by /s/ Joseph Rotondo
                                      -------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory



                                   OASIS COLLATERALIZED HIGH
                                   INCOME PORTFOLIOS-1, LTD.
                                   By: INVESCO Senior Secured
                                   Management, Inc.
                                   As Sub-Advisor

                                   by /s/ Joseph Rotondo
                                      -------------------------------------
                                      Name:  Joseph Rotondo
                                      Title: Authorized Signatory



                                   MAPLEWOOD (CAYMAN) LIMITED
                                   By: David L. Babson & Company
                                   Inc. under delegated authority
                                   from Massachusetts Mutual Life
                                   Insurance Company as
                                   Investment Manager

                                   by /s/ Thomas Li
                                      -------------------------------------
                                      Name:  Thomas Li
                                      Title: Managing Director

                                   MASSMUTUAL HIGH YIELD PARTNERS
                                   II LLC
                                   By: HYP Management Inc. as
                                   Managing Member

                                   by /s/ Thomas Li
                                      -------------------------------------
                                      Name:  Thomas Li
                                      Title: Managing Director




                                   MASSACHUSETTS MUTUAL LIFE
                                   INSURANCE COMPANY
                                   By: David L. Babson & Company
                                   Inc. as Investment Advisor

                                   by /s/ Thomas Li
                                      -------------------------------------
                                      Name:  Thomas Li
                                      Title: Managing Director



                                   SAAR HOLDINGS CDO, LIMITED
                                   By: David L. Babson & Company
                                   Inc. under delegated authority
                                   from Massachusetts Mutual Life
                                   Insurance Company as
                                   Collateral Manager

                                   by /s/ Thomas Li
                                      -------------------------------------
                                      Name:  Thomas Li
                                      Title: Managing Director



                                   SAAR HOLDINGS CDO, LIMITED
                                   By: David L. Babson & Company
                                   Inc. under delegated authority
                                   from Massachusetts Mutual Life
                                   Insurance Company as
                                   Collateral Manager

                                   by /s/ Thomas Li
                                      -------------------------------------
                                      Name:  Thomas Li
                                      Title: Managing Director

                                   SIMSBURY CLO, LIMITED
                                   By: David L. Babson & Company
                                   Inc. under delegated authority
                                   from Massachusetts Mutual Life
                                   Insurance Company as
                                   Collateral Manager

                                   by /s/ Thomas Li
                                      -------------------------------------
                                      Name:  Thomas Li
                                      Title: Managing Director



                                   SOMERS CDO, LIMITED
                                   By: David L. Babson & Company
                                   Inc. under delegated authority
                                   from Massachusetts Mutual Life
                                   Insurance Company as
                                   Collateral Manager

                                   by /s/ Thomas Li
                                      -------------------------------------
                                      Name:  Thomas Li
                                      Title: Managing Director



                                   SUFFIELD CLO, LIMITED
                                   By: David L. Babson & Company
                                   Inc. as Collateral Manager

                                   by /s/ Thomas Li
                                      -------------------------------------
                                      Name:  Thomas Li
                                      Title: Managing Director



                                   METROPOLITAN LIFE INSURANCE
                                   COMPANY

                                   by /s/ James R. Dingler
                                      -------------------------------------
                                      Name:  James R. Dingler
                                      Title: Director

                                   SRF 2000 LLC

                                   by /s/ Diana L. Muchill
                                      -------------------------------------
                                      Name:   Diana L. Mushill
                                      Title:  Assistant Vice President


                                   SRF TRADING, INC.

                                   by /s/ Diana L. Muchill
                                      -------------------------------------
                                      Name:   Diana L. Mushill
                                      Title:  Assistant Vice President



                                   OCTAGON INVESTMENT PARTNERS
                                   II, LLC
                                   By: Octagon Credit Investors,
                                   LLC as sub-investment manager

                                   by /s/ Michael B. Nechamkin
                                      -------------------------------------
                                      Name:  Michael B. Nechamkin
                                      Title: Portfolio Manager



                                   OCTAGON INVESTMENT PARTNERS
                                   III, LLC
                                   By: Octagon Credit Investors,
                                   LLC as Portfolio Manager

                                   by /s/ Michael B. Nechamkin
                                      -------------------------------------
                                      Name:  Michael B. Nechamkin
                                      Title: Portfolio Manager

                                   OCTAGON INVESTMENT PARTNERS
                                   IV, LLC
                                   By: Octagon Credit Investors,
                                   LLC as Collateral Manager

                                   by /s/ Michael B. Nechamkin
                                      -------------------------------------
                                      Name:  Michael B. Nechamkin
                                      Title: Portfolio Manager



                                   NORTH AMERICAN SENIOR FLOATING
                                   RATE FUND INC.
                                   By: Stanfield Capital Partners
                                   LLC as Subadvisor

                                   by /s/ Gregory L. Smith
                                      -------------------------------------
                                      Name:  Gregory L. Smith
                                      Title:  Partner



                                   STANFIELD ARBITRAGE CDO, LTD.
                                   By: Stanfield Capital Partners
                                   LLC as its Collateral Manager

                                   by /s/ Gregory L. Smith
                                      -------------------------------------
                                      Name:  Gregory L. Smith
                                      Title: Partner



                                   STANFIELD CLO LTD.
                                   By: Stanfield Capital Partners
                                   LLC as its Collateral Manager

                                   by /s/ Gregory L. Smith
                                      -------------------------------------
                                      Name:  Gregory L. Smith
                                      Title: Partner

                                   STANFIELD/RMF TRANSATLANTIC
                                   CDO LTD.
                                   By: Stanfield Capital Partners
                                   LLC as its Collateral Manager

                                   by /s/ Gregory L. Smith
                                      -------------------------------------
                                      Name:  Gregory L. Smith
                                      Title: Partner



                                   WINDSOR LOAN FUNDING, LIMITED
                                   By: Stanfield Capital Partners
                                   LLC as its Investment Manager

                                   by /s/ Gregory L. Smith
                                      -------------------------------------
                                      Name:  Gregory L. Smith
                                      Title:  Partner



                                   CAPTIVA FINANCE LTD.

                                   by /s/ David Dyer
                                      -------------------------------------
                                      Name:  David Dyer
                                      Title: Director



                                   ELT LTD.

                                   by /s/ Diana L. Muchill
                                      -------------------------------------
                                      Name:   Diana L. Mushill
                                      Title:  Authorized Agent



                                   WESTPAC BANKING CORPORATION -
                                   OSPREY INVESTMENTS

                                   by /s/ Lance Vassarotti
                                      -------------------------------------
                                      Name:  Lance Vassarotti
                                      Title: Vice President

                                   THERMOPYLAE FUNDING CORP.

                                   by /s/ Frank Bilotta
                                      -------------------------------------
                                      Name:  Frank Bilotta
                                      Title: Vice President



                                   MORGAN STANLEY PRIME INCOME
                                   TRUST

                                   by /s/ Peter Gewirtz
                                      -------------------------------------
                                      Name:  Peter Gewirtz
                                      Title: Vice President


                                   OAK HILL SECURITIES FUND, L.P.
                                   By: Oak Hill Securities
                                   GenPar, L.P. its General
                                   Partner
                                   By: Oak Hill Securities MGP,
                                   Inc., its General Partner

                                   by /s/ Scott D. Krase
                                      -------------------------------------
                                      Name:  Scott D. Krase
                                      Title: Vice President


                                   OAK HILL SECURITIES FUND II,
                                   L.P.
                                   By: Oak Hill Securities GenPar
                                   II, L.P. its General Partner
                                   By: Oak Hill Securities MGP
                                   II, Inc., its General Partner

                                   by /s/ Scott D. Krase
                                      -------------------------------------
                                      Name:  Scott D. Krase
                                      Title: Vice President

                                   Institutional Debt Management
                                   as Collateral Manager for:

                                   ELC (CAYMAN) LTD.

                                   ELC (CAYMAN) LTD. 1999-II

                                   ELC (CAYMAN) LTD. 1999-III

                                   APEX (IDM) CDO I, LTD.

                                   TRYON CLO LTD. 2000-I

                                   by /s/ Glenn Duffy
                                      -------------------------------------
                                      Name:  Glenn Duffy
                                      Title: Director



                                   COLUMBUS LOAN FUNDING LTD.

                                   by /s/ Matthew J. McInerny
                                      -------------------------------------
                                      Name:  Matthew J. McInerny
                                      Title: Assistant Investment Officer



                                   TRAVELERS CORPORATE LOAN FUND,
                                   INC.
                                   By: Travelers Asset Management
                                   International Company, LLC

                                   by /s/ Matthew J. McInerny
                                      -------------------------------------
                                      Name:   Matthew J. McInerny
                                      Title:  Assistant Investment Officer



                                   TRAVELERS INSURANCE COMPANY

                                   by /s/ Matthew J. McInerny
                                      -------------------------------------
                                      Name:   Matthew J. McInerny
                                      Title:  Assistant Investment Officer

                                   CSAM FUNDING I

                                   by /s/ David H. Lerner
                                      -------------------------------------
                                      Name:   David H. Lerner
                                      Title:  Authorized Signatory



                                   DLJ CBO

                                   by /s/ David H. Lerner
                                      -------------------------------------
                                      Name:   David H. Lerner
                                      Title:  Authorized Signatory



                                   TEXTRON FINANCIAL CORPORATION

                                   by /s/ Matthew J. Colgan
                                      -------------------------------------
                                      Name:  Matthew J. Colgan
                                      Title: Director



                                   NATEXIS BANQUES POPULAIRES

                                   by /s/ Christian Giordano
                                      -------------------------------------
                                      Name:   Christian Giordano
                                      Title:  Vice President

                                   by /s/ Joseph A. Miller
                                      -------------------------------------
                                      Name:   Joseph A. Miller
                                      Title:  Associate

                                   IKB CAPITAL CORPORATION

                                   by /s/ David Snyder
                                      -------------------------------------
                                      Name:   David Snyder
                                      Title:  President



                                   DRYDEN HIGH YIELD CDO-I
                                   by Prudential Investment
                                   Mangement Inc., as attorney in
                                   fact

                                   by /s/ B. Ross Smead
                                      -------------------------------------
                                      Name:  B. Ross Smead
                                      Title: Vice President



                                   THE PRUDENTIAL INSURANCE
                                   COMPANY OF AMERICA

                                   by /s/ B. Ross Smead
                                      -------------------------------------
                                      Name:  B. Ross Smead
                                      Title: Vice President



                                   CIBC INC.

                                   by /s/ William J. Koslo, Jr.
                                      -------------------------------------
                                      Name:   William J. Koslo, Jr.
                                      Title:  Managing Director

                                   MOUNTAIN CAPITAL CLO I LTD.

                                   by /s/ Guy Major
                                      -------------------------------------
                                      Name:   Guy Major
                                      Title:  Director



                                   MOUNTAIN CAPITAL CLO II LTD.

                                   by /s/ Guy Major
                                      -------------------------------------
                                      Name:   Guy Major
                                      Title:  Director



                                   HARBOURVIEW CDO II, LTD FUND

                                   by /s/ Lisa Chaffee
                                      -------------------------------------
                                      Name:  Lisa Chaffee
                                      Title:  Manager



                                   KZH SHOSHONE LLC

                                   by /s/ Susan Lee
                                      -------------------------------------
                                      Name:   Susan Lee
                                      Title:  Authorized Agent



                                   OPPENHEIMER SENIOR FLOATING
                                   RATE FUND

                                   by /s/ Lisa Chaffee
                                      -------------------------------------
                                      Name:  Lisa Chaffee
                                      Title: Manager

                                   HELLER FINANCIAL, INC.

                                   by /s/ Scott Ziemke
                                      -------------------------------------
                                      Name:  Scott Ziemke
                                      Title: Vice President



                                   KATONAH I, LTD.

                                   by /s/ Ralph Della Rocca
                                      -------------------------------------
                                      Name:  Ralph Della Rocca
                                      Title: Authorized Officer



                                   KATONAH II, LTD.

                                   by /s/ Ralph Della Rocca
                                      -------------------------------------
                                      Name:  Ralph Della Rocca
                                      Title: Authorized Officer



                                   STANDARD FEDERAL BANK

                                   by /s/ Gregory E. Castle
                                      -------------------------------------
                                      Name:  Gregory E. Castle
                                      Title: Authorized Officer

                                   ALLSTATE LIFE INSURANCE
                                   COMPANY

                                   by /s/ Jerry D. Zinkula
                                      -------------------------------------
                                      Name:  Jerry D. Zinkola
                                      Title: Authorized Signatory

                                   by /s/ Charles D. Mires
                                      -------------------------------------
                                      Name:  Charles D. Mires
                                      Title: Authorized Signatory


                                   AIMCO CLO SERIES 2001-A

                                   by /s/ Jerry D. Zinkola
                                      -------------------------------------
                                      Name:  Jerry D. Zinkola
                                      Title: Authorized Signatory

                                   by /s/ Patricia W. Wilson
                                      -------------------------------------
                                      Name:  Petricia W. Wilson
                                      Title: Authorized Signatory



                                   PILGRIM CLO 1999-1 LTD.
                                   By: ING Pilgrim Investments
                                   LLC as its investment manager

                                   by /s/ Mark F. Haak, CFA
                                      -------------------------------------
                                      Name:  Mark F. Haak, CFA
                                      Title: Vice President

                                   PILGRIM PRIME RATE TRUST
                                   By: ING Pilgrim Investments
                                   LLC as its investment manager

                                   by /s/ Mark F. Haak, CFA
                                      -------------------------------------
                                      Name:  Mark F. Haak, CFA
                                      Title: Vice President



                                   PILGRIM SENIOR INCOME FUND
                                   By: ING Pilgrim Investments
                                   LLC as its investment manager

                                   by /s/ Mark F. Haak, CFA
                                      -------------------------------------
                                      Name:  Mark F. Haak, CFA
                                      Title: Vice President


                                   SEQUILS PILGRAM-1 LTD.
                                   By: ING Pilgrim Investments
                                   LLC as its investment manager

                                   by /s/ Mark F. Haak, CFA
                                      -------------------------------------
                                      Name:  Mark F. Haak, CFA
                                      Title: Vice President

                                   PROMETHEUS INVESTMENT FUNDING
                                   NO. 1 LTD
                                   By: CPF Asset Advisory, LLC,
                                   as Investment Manager

                                   by /s/ Isv Roa
                                      -------------------------------------
                                      Name:  Isv Roa
                                      Title: Associate Director

                                   by /s/ Vicky S. Soo
                                      -------------------------------------
                                      Name:  Vicky S. Soo
                                      Title: Associate Director


                                   KZH CNC LLC

                                   by /s/ Susan Lee
                                      -------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent



                                   WINGED FOOT FUNDING TRUST

                                   by /s/ Diana L. Mushill
                                      -------------------------------------
                                      Name:  Diana L. Mushill
                                      Title: Authorized Agent


                                   ANTARES CAPITAL CORPORATION

                                   by /s/ David Maggon
                                      -------------------------------------
                                      Name:  David Maggon
                                      Title: Director

                                   JP Morgan Chase, as Trustee of the ANTARES
                                   FUNDING TRUST created under trust agreement dated as of November 30, 1999 by /s/ Richard Kohlmeyer
                                      -------------------------------------
                                      Name:  Richard Kohlmeyer
                                      Title: AVP


                                   NOVA CDO 2001, LTD.

                                   by /s/ David R. Schick
                                      -------------------------------------
                                      Name:  David R. Schick
                                      Title: CFO



                                   FLAGSHIP CLO 2001-I

                                   by /s/ Mark S. Pelletier
                                      -------------------------------------
                                      Name:  Mark S. Pelletier
                                      Title: Director



                                   GRAYSTON CLO 2001-01 LTD.
                                   By: Bear Stearns Asset
                                   Management Inc. as its
                                   Collateral Manager

                                   by /s/ Neill D. Rosenburg
                                      -------------------------------------
                                      Name:  Neill D. Rosenburg
                                      Title: Associate Director

                                   THE ING CAPITAL SENIOR SECURED
                                   IHGH INCOME HOLDINGS FUND,
                                   LTD.
                                   By: ING Capital Advisors LLC,
                                   as Investment Manager

                                   by /s/ Greg M. Masuda
                                      -------------------------------------
                                      Name:  Greg M. Masuda CFA
                                      Title: Vice President


                                   KZH ING-1 LLC

                                   by /s/ Susan Lee
                                      -------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent


                                   KZH ING-2 LLC

                                   by /s/ Susan Lee
                                      -------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent


                                   KZH ING-3 LLC

                                   by /s/ Susan Lee
                                      -------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                   VAN KAMPEN PRIME RATE INCOME
                                   TRUST
                                   By: Van Kampen Investment
                                   Advisory Corp.

                                   by /s/ Brian T. Buscher
                                      --------------------------------------
                                      Name:  Brian T. Buscher
                                      Title: Manager Operations & Compliance


                                   ORIX FINANCIAL SERVICES, INC.

                                   by /s/ R. Terry Standifer
                                      -------------------------------------
                                      Name:  R. Terry Standifer
                                      Title: Vice President



                                   GALAXY CLO 1999-1, LTD.
                                   By:  SAI Investment Advisor,
                                   Inc., its Collateral Manager

                                   by /s/ Thomas G. Brandt
                                      -------------------------------------
                                      Name:  Thomas G. Brandt
                                      Title: Authorized Agent


                                   KZH SOLEIL - 2 LLC

                                   by /s/ Susan Lee
                                      -------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                   CIGNA COLLATERALIZED HOLDINGS
                                   1999-1 CDO, LIMITED

                                   by /s/ John P. Connor
                                      -------------------------------------
                                      Name:  John P. Connor
                                      Title: Vice President



                                   THE SUMITOMO TRUST & BANKING
                                   CO., LTD. NEW YORK BRANCH

                                   by /s/ Elizabeth A. Quirk
                                      -------------------------------------
                                      Name:  Elizabeth A. Quirk
                                      Title: Vice President



                                   TORONTO DOMINION (NEW YORK),
                                   INC.

                                   by /s/ Dana Schwalie
                                      -------------------------------------
                                      Name:  Dana Schwalie
                                      Title: Vice President

                                   Denali Capital LLC, managing member of DC
                                   Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD.

                                   by /s/ John P. Thacker
                                      -------------------------------------
                                      Name:  John P. Thacker
                                      Title: Chief Credit Officer

                                   STANWICH LOAN FUNDING LLC

                                   by /s/ Diana L. Mushill
                                      -------------------------------------
                                      Name:  Diana L. Mushill
                                      Title: Asst. Vice President



                                   SKM-LIBERTYVIEW CBO I LIMITED

                                   by /s/ Alan Mark
                                      -------------------------------------
                                      Name:  Alan Mark
                                      Title: Managing Director



                                   CLYDESDALE CLO 2001-I, LTD.
                                   By: Nomura Corporate Research
                                   and Asset Management Inc. as
                                   Collateral Manager

                                   by /s/ Rick Stewart
                                      -------------------------------------
                                      Name:  Rick Stewart
                                      Title: Director

                                   SCHEDULE 1
                                   ----------

Accura Tool & Mold, Inc.
Arrow Specialty Company
Beaumont Bolt & Gasket, Inc.
Compac Corporation
Consumer Products, Inc.
Cuyam Corporation
Di-Rite Company
Draw-Tite, Inc.
DuPage Die Casting Corporation
ER Acquisition Corp.
Eskay Screw Corporation
Fulton Performance Products, Inc.
Global Metal Technologies, Inc.
GMTI Holding Company
Hitch'N Post, Inc.
Industrial Bolt & Gasket, Inc.
K-Tech Mfg., Inc.
Keo Cutters, Inc.
K.S. Disposition, Inc.
Lake Erie Screw Corporation
Lamons Metal Gasket Co.
Lester Precision Die Casting, Inc.
Louisiana Hose & Rubber Co.
MASG Disposition,Inc.
MASX Energy Services Group, Inc.
Metaldyne Europe, Inc.
Metaldyne European Holdings Inc.
Metaldyne Machining and Assembly Company, Inc.
Metaldyne Precision Forming - Fort Wayne, Inc.
Metaldyne Services, Inc.
Metaldyne Sintered Components, Inc.
Metaldyne Sintered Components of Indiana, Inc.
Metaldyne Tubular Products, Inc.
Metaldyne U.S. Holding Co.
Monogram Aerospace Fasteners, Inc.
Netcong Investments, Inc.
NI Foreign Military Sales Corp.
NI West, Inc.
Norris Cylinder Company
Norris Environmental Services, Inc.
Norris Industries, Inc.
Plastic Form, Inc.
Precision Headed Products, Inc.
Punchcraft Company
Reese Products, Inc.
Reska Spline Products, Inc.
Richards Micro-Tool, Inc.
Rieke Corporation
Rieke Leasing Co., Incorporated

                                                                               2
Rieke of Indiana, Inc.
Rieke of Mexico, Inc.
Stahl International, Inc.
TriMas Corporation
TriMas Fasteners, Inc.
TriMas Services Corp.
W.C. McCurdy Co.
Wesbar Corporation
Windfall Products, Inc.
Windfall Specialty Powders, Inc.
WIPCO, Inc.